[ZURICH LIFE LETTERHEAD]

VIA EDGAR

February 20, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: Kemper Investors Life Insurance Company ("KILICO") and

KILICO Variable Separate Account

("Variable Separate Account")

File No. 811-5025

Commissioners:

Attached for filing, pursuant to Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30e-2 thereunder, is the most recent annual report of the Variable Separate Account referenced above for the Farmers Variable Universal Life I product ("Farmers VUL I"). The annual report consists of a front and back cover binding the most recent annual reports of the underlying fund options available through the Variable Separate Account for Farmers VUL I. Because the most recent annual reports of the underlying funds have been filed with the SEC by their respective investment managers/advisers, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the annual reports of the underlying funds set forth below.

The Variable Separate Account for Farmers VUL I includes the following underlying fund options:

Franklin Templeton Variable Insurance Products Trust (File No. 811-5479)

Janus Aspen Series (File No. 811-7736)

PIMCO Variable Insurance Trust (File No. 811-8399)

Scudder Variable Series I (File No. 811-04257)

Scudder Variable Series II (File No. 811-5002)

Please call the undersigned at 847-874-7375 if you have any questions or comments.

Yours truly,

/s/ Allen Reed

Allen Reed

Vice President &

Assistant General Counsel